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                                                                   Exhibit 10.45

                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

     This Amendment No. 1, dated as of December 31, 1996, to the Loan and Security Agreement, dated October 26, 1995 (the "Loan and Security Agreement") is by and among People's Bank, a Connecticut banking corporation having its chief executive office at 850 Main Street, Bridgeport, Connecticut 06604 ("Secured Party"), Information Management Associates, Inc., a Connecticut corporation having its chief executive office located at One Corporate Drive, Shelton, Connecticut 06484 ("IMA"), and Information Management Associates Limited, a company registered in England and having its principal office at Suite 404, Exchange Tower, One Harbour Exchange Square, London, England E14 9GB ("IMA Limited"). Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

     WHEREAS, the parties named above have heretofore entered into the Loan and Security Agreement; and

     WHEREAS, the parties named above acknowledge that they desire to make certain amendments to the Loan and Security Agreement pursuant to the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing and in further consideration of the mutual covenants contained herein, the parties hereto agree as follows:

Section 1.    Amendments.
              -----------

     A. Paragraph 2(w) of the Loan and Security Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

         (w) "Tangible Net Worth" shall mean the aggregate tangible assets of Debtor, less the aggregate liabilities, including subordinated indebtedness, as determined in accordance with generally accepted accounting principles, provided
                                                                        --------
that, for purposes of this calculation, redeemable convertible preferred stock
----
and redeemable common stock warrants shall be excluded from the liabilities of Debtor.

     B. Paragraph 5(f) of the Loan and Security Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

         (f) The outstanding principal balance of the Line of Credit Note, any accrued but unpaid interest thereon and other sums due and payable pursuant to the Loan Documents, shall be due and payable on the date (the "Line of Credit Maturity Date") which is the earlier to occur
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of (i) June 1, 1997, (ii) the closing of an Initial Public Offering or (iii) the date repayment of the Line of Credit Loans is accelerated after the occurrence of an Event of Default, unless such Line of Credit Maturity Date is extended in writing from time to time in Secured Party's sole and absolute discretion.

     C. Paragraph 6(a) of the Loan and Security Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

         (a) Maintain (i) at least a 1.10 to 1.00 ratio of current assets to current liabilities (excluding from such calculation Deferred Revenue), (ii) a net working capital (excluding from such calculation Deferred Revenue) of not less than $700,000.00, and (iii) a Tangible Net Worth plus subordinated debt of not less than $1,500,000.

     D. Paragraph 7(f) of the Loan and Security Agreement is hereby deleted in its entirety and the following shall be substituted therefor:

         (f) Enter into any transactions with any of its Affiliates other than in the ordinary course of business and on terms no less favorable to Debtor than are at the time available to it from non-Affiliates, provided that, Debtor shall
                                                     -------------
be permitted to make loans to officers in an aggregate amount not to exceed $150,000 during 1997.

     E. Paragraph 7(m) of the Loan and Security Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

         (m) Purchase or otherwise acquire fixed assets including, without limitation, land, buildings, fixtures, or Equipment in any fiscal year involving expenditures or commitments, in the aggregate and on a non-cumulative basis, in excess of $750,000.00 in the fiscal year commencing January 1, 1995 or $1,000,000.00 in any fiscal year commencing after January 1, 1996.


Section 2.  Miscellaneous
            -------------

     A. Secured Party hereby waives all covenant violations of the Loan and Security Agreement occurring prior to the effectiveness of this Amendment No. 1 to the Loan and Security Agreement, provided, however, that no provision
                                    --------
contained herein shall be construed as a waiver of any violation of any such covenants occurring subsequent to the effectiveness of this Amendment No. 1 to the Loan and Security Agreement.

     B. Except as expressly modified herein, the Loan and Security Agreement shall otherwise remain unmodified and in full force and effect. IMA and IMA Limited acknowledge that they are validly indebted to Secured Party under the Loan and Security Agreement, as amended hereby, without defense, counterclaim or offset and that all obligations of IMA and IMA Limited

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thereunder and under the Notes continue to be secured by a valid, perfected
First Lien Security Interest in the collateral.

     C. IMA and IMA Limited hereby represent and warrant to the Secured Party that each of IMA and IMA Limited has duly authorized the execution, delivery and performance of this Amendment No. 1 to the Loan and Security Agreement and this Amendment No. 1 to the Loan and Security Agreement has been duly executed and delivered by each of IMA and IMA Limited and constitutes a legal, valid and binding obligation of each of IMA and IMA Limited, enforceable in accordance with their respective terms.

     D. This Amendment No. 1 to the Loan and Security Agreement may be executed in several original counterparts. Each such counterpart shall, for all purposes, be deemed to be an original, and all counterparts shall together constitute one and the same instrument.



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     The parties have executed this Amendment No. 1 to the Loan and Security
Agreement effective as of the date first above written.


                             PEOPLE'S BANK



                             By: [SIGNATURE APPEARS HERE]
                                ------------------------------
                                Name:
                                Title:



                             INFORMATION MANAGEMENT ASSOCIATES, INC.



                             By: [SIGNATURE APPEARS HERE]
                                ------------------------------
                                Name:
                                Title:



                             INFORMATION MANAGEMENT ASSOCIATES
                              LIMITED



                             By: [SIGNATURE APPEARS HERE]
                                ------------------------------
                                Name:
                                Title:



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